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                               eSAFETYWORLD, Inc.
                           100-31 South Jersey Avenue
                               Setauket, NY 11733
                             212-894-3797 ext. 1042
                                Fax: 212-208-3082

September 29, 1999

Ms. Jennifer Cooper
Senior Credit Analyst
Kimberly-Clark Corporation
1400 Holcomb Bridge Road
Roswell, GA 30076

Re: Guaranty for payment of goods furnished to Laminaire Corporation

Dear Ms. Cooper:

         This letter confirms our obligation to unconditionally guarantee payment for all goods sold and delivered by Kimberly-Clark Corporation to Laminaire Corporation. This guaranty covers the total sum of $ 85,449.90 representing the balance owed to Kimberly-Clark Corporation by Laminaire Corporation as of the date of this letter.

         This guarantee shall continue in effect until revoked in writing by the undersigned from both eSAFETYWORLD, Inc. and Kimberly-Clark Corporation. Notice of revocation shall not be effective until agreed upon and signed by both parties.

         Our liability to you under this guaranty is limited not only to the aforementioned amount, but also to all future shipments and subsequent charges incurred by Laminaire Corporation going forward, regardless of the shipment address.

         We will pay the unpaid portion of the amount covered by this guarantee in full to Kimberly-Clark Corporation upon the closing of our Initial Public Offering. We will pay the unpaid portion of the amount covered by this guarantee in full to Kimberly-Clark within one week upon the closing of our Initial Public Offering. Kimberly-Clark Corporation agrees to provide us with monthly statements showing all charges, payments, credits, and unpaid balance of Laminaire debt until the balance is paid in full

Sincerely,
eSAFETYWORLD, Inc.                                 AGREED to by:


/s/Edward A. Heil                                  By: /s/Jennifer Cooper
-------------------------                              -----------------------
Edward A. Heil                                     Kimberly-Clark Corporation
Chairman